PERFISANS HOLDINGS, INC.

                              EMPLOYMENT AGREEMENT


          EMPLOYMENT AGREEMENT made as of this 12th day of February, 2004 by and between PERFISANS HOLDINGS, INC. a Maryland corporation, having an office at 7828 Kennedy Road, Suite 201, Markham, Ontario L3R 5P1(hereinafter referred to as "Employer") and TO-HON LAM, an individual residing at ___________________ (hereinafter referred to as "Employee");


                              W I T N E S S E T H:


          WHEREAS, Employer desires to employ Employee as the Chief Executive Officer of Employer; and

          WHEREAS, Employee is willing to be employed as the Chief Executive Officer of Employer in the manner provided for herein, and to perform the duties of the Chief Executive Officer of Employer upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the promises and mutual covenants herein set forth it is agreed as follows:

          1. EMPLOYMENT OF CHIEF EXECUTIVE OFFICER. Employer hereby employs Employee as Chief Executive Officer.

          2.  TERM.

          Subject to Section 9 the term of this Agreement shall be for a period of twenty-four (24) months commencing on the date that the Employer's registration statement on Form SB-2 (the "Registration Statement") filed with the U.S. Securities and Exchange Commission (the "Commission") on February 12, 2004 is declared effective by the Commission. The Term of this Agreement shall be automatically extended for additional one (1) year periods, unless either party notifies the other in writing at least ninety (90) days prior to the expiration of the then existing Term of its intention not to extend the Term. During the Term, Employee shall devote substantially all of his business time and efforts to Employer and its subsidiaries and affiliates.

          3. DUTIES. The Employee shall perform those functions generally performed by persons of such title and position, shall attend all meetings of the stockholders and the Board, shall


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

perform any and all related duties and shall have any and all powers as may be prescribed by resolution of the Board, and shall be available to confer and consult with and advise the officers and directors of Employer at such times that may be required by Employer. Employee shall report directly and solely to the Board.

          4.  COMPENSATION.

              a. (i) Employee shall be paid a salary of $200,000 per year during the Term of this Agreement. Employee shall be paid periodically in accordance with the policies of the Employer during the term of this Agreement, but not less than monthly.

                  (ii) Employee is eligible for an annual bonus of $50,000 in the event that the Employer achieves revenues of $8,000,000 in fiscal 2004 and $50,000 if the Employer achieves revenues of $36,000,000 in Fiscal 2005. In the event that this Agreement is automatically extended for an additional year pursuant to Section 2 hereof, the Employer will receive a bonus of $50,000 if revenues in fiscal 2006 equal or exceed $90,000,000. Such bonus will be paid in accordance with policies set from time to time by the Board.

              b. [Employee shall receive a leased car of his choice paid for by the Employer, at a cost not to exceed $1,000 per month].

              c. Employer shall include Employee in its health insurance program available to Employer's executive officers and shall pay 100% of the premiums for such program.

              d. Employee shall have the right to participate in any other employee benefit plans established by Employer.

              e. (i) In the event of a "Change of Control" (Each as defined herein)

              (A) Employee is entitled to receive (i) the unpaid amount of his base salary earned through the date of termination; (ii) any bonus compensation earned but not yet paid; and (iii) a severance payment equal to one (1) year of his then current salary.

              (B) All stock options and warrants ("Rights") granted by Employer to Employee under any plan or otherwise prior to the effective date of the Change of Control, shall become vested, accelerate and become immediately exercisable.


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

          As used in Mr. Lam's employment  agreement,  "change in control" means
(1) the Employer's merger of consolidation with another entity where the members of our Board, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the entity issuing cash or securities in the merger or consolidation immediately prior to the merger or consolidation, or
(2) the sale or other disposition of all or substantially all of our assets.

          5. EXPENSES. Employee shall be reimbursed for all of his actual out-of-pocket expenses incurred in the performance of his duties hereunder, provided such expenses are acceptable to Employer, which approval shall not be unreasonably withheld, for business related travel and entertainment expenses, and that Employee shall submit to Employer reasonably detailed receipts with respect thereto.

          6. VACATION. Employee shall be entitled to receive four (4) weeks paid vacation time after each year of employment upon dates agreed upon by Employer. Upon separation of employment, for any reason, vacation time accrued and not used shall be paid at the salary rate of Employee in effect at the time of employment separation.

          7.  SECRECY.  At  no  time  shall  Employee  disclose  to  anyone  any confidential or secret information (not already constituting information available to the public) concerning the internal affairs, business operations, and trade secrets of Employer.

          8.  COVENANT NOT TO COMPETE.

     (a) Subject to, and limited by, Section 10, Employee will not, at any time, during the term of this Agreement, and for one (1) year thereafter, either directly or indirectly, engage in, with or for any enterprise, institution, whether or not for profit, business, or company, competitive with the business (as identified herein) of Employer as such business may be conducted on the date thereof, as a creditor, guarantor, or financial backer, stockholder, director, officer, consultant, advisor, employee, member, or otherwise of or through any corporation, partnership, association, sole proprietorship or other entity; provided, that an investment by Employee, his spouse or his children is permitted if such investment is not more than four percent (4%) of the total debt or equity capital of any such competitive enterprise or business and further provided that said competitive enterprise or business is a publicly held entity whose stock is listed and traded on a national stock exchange, the NASDAQ Stock Market, or the over-


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

the-counter bulletin board or any successor thereto. As used in this Agreement, the business of Employer shall be deemed to include wholesale monitoring and related support services, and financing solutions and products, within the security alarm industry.

     (b) For a period one year from the date of termination of this agreement Employee shall not contact or solicit any of the Employer's dealers, customers, employees or suppliers.

          9.  TERMINATION.

              a.  TERMINATION BY EMPLOYER

                      (i) Employer may terminate this Agreement upon written notice for Cause. For purposes hereof, "Cause" shall mean (A) Employee's misconduct as could reasonably be expected to have a material adverse effect on the business and affairs of Employer, (B) the Employee's disregard of lawful instructions of Employer's Board of Directors consistent with Employee's position relating to the business of Employer or neglect of duties or failure to act, which, in each case, could reasonably be expected to have a material adverse effect on the business and affairs of Employer,(C) engaging by the Employee in conduct that constitutes activity in competition with Employer; (D) the conviction of Employee for the commission of a felony; and/or (E) the habitual abuse of alcohol or controlled substances. Notwithstanding anything to the contrary in this Section 9(a)(i), Employer may not terminate Employee's employment under this Agreement for Cause unless Employee shall have first received notice from the Board advising Employee of the specific acts or omissions alleged to constitute Cause, and such acts or omissions continue after Employee shall have had a reasonable opportunity (at least 10 days from the date Employee receives the notice from the Board) to correct the acts or omissions so complained of. In no event shall alleged incompetence of Employee in the performance of Employee's duties be deemed grounds for termination for Cause.

                      (ii) This agreement automatically shall terminate upon the death of Employee, except that Employee's estate shall be entitled to receive any amount accrued under Section 4(a).

              b.  TERMINATION BY EMPLOYEE

                      (i) Employee shall have the right to terminate his employment under this Agreement upon 30 days' notice to Employer given within 90 days following the occurrence of any of the following events (A) through (F) or within one year following the occurrence of event (G):


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

                          (A)  Employee  is not  elected  or  retained  as Chief
Executive Officer.

                          (B)  Employer  acts to  materially  reduce  Employee's
duties and responsibilities hereunder. Employee's duties and responsibilities shall not be deemed materially reduced for purposes hereof solely by virtue of the fact that Employer is (or substantially all of its assets are) sold to, or is combined with, another entity, provided that Employee shall continue to have the same duties and responsibilities with respect to Employer's business, and Employee shall report directly to the chief executive officer and/or board of directors of the entity (or individual) that acquires Employer or its assets.

                          (C) Employer acts to change the geographic location of
the performance of Employee's duties from the Toronto, Ontario area. For purposes of this Agreement, the Toronto, Ontario area shall be deemed to be the area within 60 miles of the current address of the Employer as set forth above.

                          (D) A Material  Reduction (as hereinafter  defined) in
Employee's rate of base compensation, or Employee's other benefits. "Material Reduction" shall mean a ten percent (10%) differential;

                          (E) A failure by Employer to obtain the  assumption of
this Agreement by any successor;

                          (F) A material  breach of this  Agreement by Employer,
which is not cured within thirty (30) days of written notice of such breach by Employer;

                          (G) A Change of Control.

                      (ii) Anything herein to the contrary notwithstanding, Employee may terminate this Agreement upon thirty (30) days written notice.

                      (iii) If Employee shall terminate this Agreement pursuant to Section 9(b)(ii), Employee shall only be entitled to any accrued and unpaid compensation as of the date of termination as provided in Section 4(a)(i).

          10. REMEDIES

              Employer recognizes that because of Employee's special talents, stature and opportunities in the computer industry, and because of the special creative nature of and


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compensation  practices of said industry and the material impact that individual projects can have on the Company's results of operations, in the event of termination by Employer hereunder or in the event of termination by Employee under Section 9(b)(i) before the end of the agreed term, the Employer acknowledges and agrees that the provisions of this Agreement regarding further payments of base salary, bonuses and the exercisability of rights constitute fair and reasonable provisions for the consequences of such termination, do not constitute a penalty, and such payments and benefits shall not be limited or reduced by amounts' Employee might earn or be able to earn from any other employment or ventures during the remainder of the agreed term of this Agreement.

          11. ATTORNEYS' FEES AND COSTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which he may be entitled.

          12. ENTIRE AGREEMENT; SURVIVAL. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes, effective as of the date hereof any prior agreement or understanding between Employer and Employee with respect to Employee's employment by Employer. The unenforceability of any provision of this Agreement shall not effect the enforceability of any other provision. This Agreement may not be amended except by an agreement in writing signed by the Employee and the Employer, or any waiver, change, discharge or modification as sought. Waiver of or failure to exercise any rights provided by this Agreement and in any respect shall not be deemed a waiver of any further or future rights.

              b. The provisions of Sections 4, 7, 8, 9(a)(ii), 10, 11, 12, 13, 15, 16 and 17 shall survive the termination of this Agreement.

          13. ASSIGNMENT. This Agreement shall not be assigned to other parties.

          14. GOVERNING LAW. This Agreement and all the amendments hereof, and waivers and consents with respect thereto shall be governed by the internal laws of the province of Ontario without regard to the conflicts of laws principles thereof.

          15. NOTICES. All notices, responses, demands or other communications under this Agreement shall be in writing and shall be deemed to have been given when

              a.  delivered by hand;


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

              b. sent be telex or telefax, (with receipt confirmed), provided that a copy is mailed by registered or certified mail, return receipt requested; or

              c. received by the addressee as sent be express delivery service (receipt requested) in each case to the appropriate addresses, telex numbers and telefax numbers as the party may designate to itself by notice to the other parties:

                  (i) if to the Employer:

                       Perfisans Holdings, Inc.
                       7828 Kennedy Road, Suite 201
                       Markham, Ontario L3R 5P1
                       Attention: Alpha Pang

                       Telefax: (905) 943-7560
                       Telephone:(905) 943-9996

                       Gersten, Savage, Kaplowitz,
                       Wolf & Marcus LLP
                       101 East 52nd Street
                       9th Floor
                       New York, New York 10022
                       Attention:  Arthur S. Marcus, Esq.

                       Telefax: (212) 980-5192
                       Telephone: (212) 752-9700

                  (ii) if to the Employee:

                       To-Hon Lam



          16. SEVERABILITY OF AGREEMENT. Should any part of this Agreement for any reason be declared invalid by a court of competent jurisdiction, such decision shall not affect the validity of any remaining portion, which remaining provisions shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties that they would have executed the remaining portions of this Agreement without including any such part, parts or portions which may, for any reason, be hereafter declared invalid.

          IN WITNESS WHEREOF, the undersigned have executed this agreement as of the day and year first above written.


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

                                           PERFISANS HOLDINGS, INC.


                                           By: _____________________________
                                                 Bok Wong
                                                 Vice President of Operations
                                                 & Business Development



                                               _____________________________
                                                 To Hon Lam


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